Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND RELEASE

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND RELEASE (this “First Amendment”) is made and entered into as of the 16th day of April, 2024, by and among:

(i)            JAMES RIVER GROUP HOLDINGS, LTD., a Bermuda company (the “Borrower”);

(ii)            THE FINANCIAL INSTITUTIONS listed as lenders on the signature pages hereto and their successors and assigns (each a “Lender” and, collectively, the “Lenders”); and

(iii)            KEYBANK NATIONAL ASSOCIATION, a national banking association, in its capacity as “Administrative Agent” under the Credit Agreement (defined below).

Recitals:

A.            The Borrower, JRG Reinsurance Company Ltd., a regulated insurance company domiciled in Bermuda (“JRG Re”), the Lenders, the Administrative Agent and certain other parties are the parties to that certain Third Amended and Restated Credit Agreement dated as of July 7, 2023 (as amended from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein are defined in the Credit Agreement.

B.            The Borrower, JRG Re, the Lenders and the Administrative Agent entered into that certain Consent Agreement, dated as of November 8, 2023, pursuant to which the Lenders and the Administrative Agent (i) consented to the Borrower’s sale of Borrower’s Equity Interest in JRG Re, (ii) agreed to amend the Credit Agreement to (a) release JRG Re as a borrower under the Credit Agreement, (b) release all collateral pledged by JRG Re, and (3) make certain other amendments to the Loan Documents as necessary.

C.            In connection with the release of JRG Re as a Borrower, the Borrower has provided notice to the Administrative Agent that it intends to reduce the Secured Facility Commitments pursuant to Section 2.08(c) of the Credit Agreement on a pro rata basis.

D.          As of the date hereof, the Secured Letters of Credit set forth on Exhibit A attached hereto have been issued by the Letter of Credit Issuer and are currently outstanding (the “Outstanding Letters of Credit”).

E.            The Borrower, the Lenders, and the Administrative Agent have agreed (i) to release JRG Re as a Borrower, (ii) to release all collateral pledged by JRG Re pursuant to any Loan Document, (iii) to decrease the Secured Facility Commitment, and (iv) to make certain other changes to the Credit Agreement as set forth herein.

Agreements:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the Borrower, the Lenders and the Administrative Agent, intending to be legally bound, hereby agree as follows:

1.              Amendments to the Credit Agreement.      Subject to the terms and conditions of this First Amendment, including, without limitation, Paragraph 2, below, the Credit Agreement is hereby amended as follows:

(A)            The following definitions set forth in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Borrower” means, on the First Amendment Effective Date, the Parent and thereafter at such time, if ever, as James River becomes a Borrower upon and subject to the provisions of Section 2.04, each of the Parent and James River, it being understood and agreed that unless and until, if ever, James River becomes a Borrower as aforesaid, all references to the “Borrowers” or “Borrower” shall be deemed to refer solely to the Parent.

“Commitment” means a Secured Facility Commitment or an Unsecured Facility Commitment. The aggregate amount of the Commitments as of the First Amendment Effective Date is $257,500,000.

“Control Agreement” means, with respect to the Parent, the securities account control agreement, if any, hereafter entered into among the Parent, the Administrative Agent and the securities intermediary party thereto in respect of securities account(s) of Parent to which Eligible Collateral is credited (which agreement shall be in substantially the same form as the securities account control agreement dated as of October 29, 2014 among JRG Reinsurance Company Ltd., the Administrative Agent and a securities intermediary, or such other form as may be agreed upon by the Parent and the Administrative Agent) and any other securities account control agreement hereafter entered into among a Loan Party, the Administrative Agent and a securities intermediary in connection with the Secured Facility, in each case, as the same heretofore may have been, or hereafter may be, confirmed, supplemented, amended or otherwise modified from time to time pursuant and subject to the applicable provisions of this Agreement.

“Guarantor Guaranteed Amount” means at any time, without duplication, the aggregate principal amount of all Debt for which Guarantees have been made by any and all Guarantors under Section 6.04(a)(iv)(C) that is outstanding at such time.

“Pledge Agreement” means, any Pledge and Security Agreement entered into between the Parent and the Administrative Agent (in substantially the same form as the Pledge and Security Agreement dated as of June 5, 2013 between JRG Reinsurance Company Ltd. and the Administrative Agent, or such other form as may be agreed upon by the Parent and the Administrative Agent) and any other pledge and security agreement hereafter entered into between a Loan Party and the Administrative Agent in respect of the Secured Facility, in each case, as the same heretofore may have been, or hereafter may be, confirmed, supplemented, amended or otherwise modified from time to time pursuant and subject to the applicable provisions of this Agreement.

(B)            The definitions of “Insurance Subsidiary”, “Material Insurance Subsidiary”, and “Material Subsidiary” in Section 1.01 of the Credit Agreement are hereby amended (i) to delete the words “Restatement Effective Date” therefrom and to insert the words “First Amendment Effective Date” in their stead, and (ii) to delete the words “JRG Reinsurance” therefrom.

(C)            The definition of “Secured Facility Commitment” in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the words “Restatement Effective Date” in each place that it appears and the amount “$102,500,00” therefrom and to insert the words “First Amendment Effective Date” and the amount “$45,000,000”, respectively, in their stead.

(D)            The definition of “Subsidiary Debt Amount” in Section 1.01 of the Credit Agreement is hereby amended to delete the words “(other than JRG Reinsurance)” therefrom.

(E)            Section 1.01 of the Credit Agreement is hereby amended to add the following new definition in the correct alphabetical order:

“First Amendment Effective Date” means April 16, 2024.

(F)            Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “JRG Reinsurance” therefrom.

(G)            Section 2.04 of the Credit Agreement is hereby amended to delete the words “JRG Reinsurance,” therefrom.

(H)            Section 2.05 of the Credit Agreement is hereby amended to add the following new Section 2.05(i) thereto in proper alphabetic order and which shall provide as follows:

(i)            Notwithstanding anything to the contrary in this Agreement, if (A) any Letter of Credit Issuer makes any LC Disbursement under a Letter of Credit in respect of which the Letter of Credit Issuer shall have received either Cash Collateral or one or more standby letters of credit on or prior to the First Amendment Effective Date, or (B) the Borrowers are obligated to pay any fees under Section 2.12(b) of this Agreement regarding a Letter of Credit in respect of which the Letter of Credit Issuer shall have received either Cash Collateral or one or more standby letters of credit on or prior to the First Amendment Effective Date, the Letter of Credit Issuer shall effect reimbursement for such LC Disbursement or payment of such fees, as the case may be, by either (i) withdrawing cash from the Cash Collateral account controlled by such Letter of Credit Issuer or (ii) effecting a draw upon the applicable standby letter(s) of credit issued for the benefit of such Letter of Credit Issuer. The Letter of Credit Issuer shall remit any fees collected under Section 2.12(b) to the Administrative Agent for disbursement to the Lenders in accordance with Section 2.12(b).

(I)            Section 3.05 of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

Section 3.05 Insurance Licenses. Schedule T to the most recent annual Statutory Statement of each Domestic Insurance Subsidiary lists all of the jurisdictions in which such Domestic Insurance Subsidiary holds active licenses (including, without limitation, licenses or certificates of authority from Applicable Insurance Regulatory Authorities), permits or authorizations to transact insurance and reinsurance business or to act as an insurance agent or broker (collectively, the “Licenses”). Each Insurance Subsidiary is in compliance in all material respects with each License held by it. No License (to the extent material) is the subject of a proceeding for suspension or revocation or any similar proceedings, there is no sustainable basis for such a suspension or revocation, and to the knowledge of each Borrower no such suspension or revocation has been threatened by any Applicable Insurance Regulatory Authority except in any such case where such proceedings would not have a Material Adverse Effect.

(J)            Section 4.02(f) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

(f)            [Reserved].

(K)            Section 6.01(vii) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows”

(vii)            [Reserved].

(L)              Section 6.04(a)(iv) of the Credit Agreement is hereby amended to delete clause (D) is its entirety and to state “[Reserved]” in lieu thereof.

(M)            Section 7.01(o) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

(o)  there shall occur or be issued an action or order of any Applicable Insurance Regulatory Authority (i) citing or otherwise referencing the failure by any Material Insurance Subsidiary to meet or maintain minimum levels of capital or surplus required by its Applicable Insurance Code, (ii) prohibiting or materially restricting any Material Insurance Subsidiary from writing, underwriting, assuming, or reinsuring further business, or (iii) otherwise prohibiting or materially restricting any of the core business activities of any Material Insurance Subsidiary.

(N)            Section 9.10(e) of the Credit Agreement is hereby amened to delete the words “and JRG Reinsurance” therefrom.

(O)            The Credit Agreement is hereby amended to delete Schedule 2.01(a) therefrom and to insert in place thereof a new Schedule 2.01(a) attached hereto as Exhibit B.

(P)            The Credit Agreement is hereby amended to delete Exhibit C therefrom and to insert in place thereof a new Exhibit C attached hereto as Exhibit C.

2.             Amendment Effective Date; Conditions Precedent.    The amendments set forth in Paragraph 1, above, shall not be effective unless and until the date on which all of the following conditions precedent have been satisfied (such date of effectiveness being the “First Amendment Effective Date”):

(a)            Borrower’s Certifications.     On the First Amendment Effective Date, after giving effect to the amendments set forth in Paragraph 1, above, the Borrower hereby certifies that (i) no Default exists, (ii) the representations and warranties of the Borrower under Article 3 of the Credit Agreement are true and correct in all material respects as of the First Amendment Effective Date (unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date), and (iii) the execution, delivery and performance of this First Amendment has been authorized by all necessary corporate or company action.

(b)           First Amendment.     The Administrative Agent or the Special Counsel (defined below) shall have received from the Borrower and each Lender party hereto (which constitute the Required Lenders) a counterpart of this First Amendment signed on behalf of such party.

(c)           Back-to-Back Letters of Credit; Cash Collateral.     The Administrative Agent shall have received Cash Collateral or one or more standby letters of credit in an aggregate face amount of not less than 102% of the aggregate face amount of the Outstanding Letters of Credit from an issuing bank reasonably acceptable to the Administrative Agent naming the Administrative Agent as beneficiary of such standby letters of credit.

3.            No Other Modifications.     Except as expressly provided in this First Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect.

4.             Confirmation of Obligations.      The Borrower hereby affirms as of the date hereof all of its respective Debt and other obligations to each of the Lender Parties under and pursuant to the Credit Agreement and each of the other Loan Documents and that such Debt and other obligations are owed to each of the Lender Parties according to their respective terms. The Borrower hereby affirms as of the date hereof that there are no claims or defenses to the enforcement by the Lender Parties of the Debt and other obligations of the Borrower to each of them under and pursuant to the Credit Agreement or any of the other Loan Documents.

5.	Release of JRG Re from the Credit Agreement and Loan Documents.

(A)            Subject to the terms, conditions and limitations of this First Amendment, including, without limitation, Section 2, above, the Lenders and the Administrative Agent hereby release and discharge JRG Re from any and all of its obligations, liabilities, terms and conditions arising under, or related to, the Credit Agreement or any other of the Loan Documents, including, without limitation, that certain Pledge and Security Agreement dated as of June 5, 2013 between JRG Re and the Administrative Agent. Accordingly, effective as of the First Amendment Effective Date: (i) JRG Re shall automatically be so released and will no longer be deemed to be a Borrower or a Loan Party; and (ii) any and all security interests and liens of the Administrative Agent and the Lenders with respect to JRG Re’s assets will be automatically terminated and released. On the First Amendment Effective Date, and from time to time thereafter, the Administrative Agent and the Lenders will execute and deliver, and JRG Re and its designees may file, as applicable, such documents, and take such other actions, as the Borrower and/or JRG Re may reasonably request to evidence the release of security interests and liens and the other transactions effected by this First Amendment.

(B)            The release provided for pursuant to paragraph (A), above, (i) is limited to its express terms, (ii) shall not be deemed to be a consent to any other action of the Borrower or its Subsidiaries, (iii) is not intended to, and shall not, establish any course of dealing between or among any or all of the Borrower, its Subsidiaries, the Administrative Agent, and the Lenders that is inconsistent with the express terms of the Credit Agreement, and (iv) shall not be construed as an agreement or understanding by any or all of the Administrative Agent and the Lenders to grant any other consent or other accommodation in the future with respect to any provision of the Credit Agreement or any of the other Loan Documents.

(C)            The Borrower agrees that it has no defenses, set offs or counterclaims against and waives and releases and forever discharges the Lenders, the Administrative Agent, their respective officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that the Borrower has against the Lenders or Administrative Agent or any of them arising out of or relating to the Obligations.

6.             Administrative Agent’s Expense.      The Borrower agrees to reimburse the Administrative Agent promptly for its reasonable invoiced out-of-pocket costs and expenses incurred in connection with this First Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of the Squire Patton Boggs (US) LLP, special counsel to the Administrative Agent, as well as any other fees payable on or before the First Amendment Effective Date pursuant to any fee letter or agreement with the Administrative Agent.

7.             Governing Law; Binding Effect.     THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWER, THE LENDERS AND THE ADMINISTRATIVE AGENT AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

8.             Counterparts.      This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this First Amendment by delivering by facsimile or email transmission a signature page of this First Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this First Amendment.

9.	Miscellaneous.

(a)            Upon the effectiveness of this First Amendment, this First Amendment shall be a Loan Document.

(b)           The invalidity, illegality, or unenforceability of any provision in or Obligation under this First Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this First Amendment or of such provision or obligation in any other jurisdiction.

(c)            This First Amendment and all other agreements and documents executed in connection herewith have been prepared through the joint efforts of all of the parties. Neither the provisions of this First Amendment or any such other agreements and documents nor any alleged ambiguity shall be interpreted or resolved against any party on the ground that such party’s counsel drafted this First Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this First Amendment and all other agreements and documents executed in connection herewith and therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereby acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this First Amendment and all other agreements and documents executed in connection therewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

10.           Waiver of Jury Trial.      EACH OF THE PARTIES TO THIS FIRST AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION IN THIS SECTION.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Borrower and the Administrative Agent have hereunto set their hands as of the date first above written.

BORROWER

JAMES RIVER GROUP HOLDINGS, LTD.

By:	/s/ Sarah Doran
Name: Sarah Doran
Title: Chief Financial Officer

Signature Page to
First Amendment to

Third Amended and Restated Credit Agreement and Release

ADMINISTRATIVE AGENT

KEYBANK NATIONAL ASSOCIATION, as
Administrative Agent

By:	/s/ Ashley Braniecki
Name: Ashley Braniecki
Title: Vice President

LENDERS

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Ashley Braniecki
Name: Ashley Braniecki
Title: Vice President

Signature Page to
First Amendment to

Third Amended and Restated Credit Agreement and Release

[Lender Signatures Continued]

TRUIST BANK,
as Lender

By:	/s/ Richard W. Jantzen, III
Name: Richard W. Jantzen, III
Title: Director

Signature Page to
First Amendment to

Third Amended and Restated Credit Agreement and Release

[Lender Signatures Continued]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as Lender

By:	/s/ John McGeary
Name: John McGeary
Title: SVP

Signature Page to
First Amendment to

Third Amended and Restated Credit Agreement and Release

[Lender Signatures Continued]

CITIBANK, N.A.,
as Lender

By:	/s/ Robert Chesley
Name: Robert Chesley
Title: Vice President

Signature Page to
First Amendment to

Third Amended and Restated Credit Agreement and Release

[Lender Signatures Continued]

FIRST HORIZON BANK,
as Lender

By:	/s/ Robert C. Mason
Name: Robert C. Mason
Title: Senior Vice President

Signature Page to
First Amendment to

Third Amended and Restated Credit Agreement and Release

[Lender Signatures Continued]

ASSOCIATED BANK, N.A.,
as Lender

By:	/s/ Daniel R. Raynor
Name: Daniel R. Raynor
Title: Senior Vice President

Signature Page to
First Amendment to

Third Amended and Restated Credit Agreement and Release

[Lender Signatures Continued]

THE BANK OF N.T. BUTTERFIELD &
SON LIMITED, as Lender

By:	/s/ Jordache Rawson
Name: Jordache Rawson
Title: Vice President

By:	/s/ Steven McGuinness
Name: Steven McGuinness
Title: Bermuda Chief Credit Officer

Signature Page to
First Amendment to

Third Amended and Restated Credit Agreement and Release

Acknowledged and agreed:

JRG REINSURANCE COMPANY LTD.

By:	/s/ Allan Defante
Name: Allan Defante
Title: Chief Financial Officer

Signature Page to
First Amendment to

Third Amended and Restated Credit Agreement and Release

Exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K

Exhibit A – Outstanding Letters of Credit

Exhibit B – Amended and Restated Schedule 2.01(a) (Secured Facility Commitment Schedule)

Exhibit C – Amended and Restated Exhibit C (Borrower Joinder Agreement)